

GLACIER BANCORP, INC.
Montana, Idaho, Wyoming, Colorado, Utah & Washington

GLACIER BANCORP, INC.

Acquisition of

Treasure State Bank
Keep banking simple.

April 20, 2016

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Glacier Bancorp and Treasure State Bank, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier Bancorp and Treasure State Bank operate; the ability to promptly and effectively integrate the businesses of Glacier Bank and Treasure State Bank; the reaction to the transaction of the companies' customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier Bancorp undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA's safe harbor provisions.

Transaction Overview

- Glacier Bancorp will acquire Treasure State Bank (OTC: TRSU), a Missoula, Montana-based bank, with $71 million in assets
  - Transaction marks the sixth Glacier acquisition announcement in the past three years and second in Montana over the past eighteen months
- Each Treasure State Bank shareholder will receive of a unit consisting of $1.9570 per share in cash and 0.2030 shares of Glacier common stock
  - Based on the closing price of $26.50 for Glacier shares on April 20, 2016, the transaction would result in an aggregate value of $12.9 million, or $7.34 per fully diluted Treasure State Bank common share.
- Treasure State Bank will be merged into Glacier Bank and become part of the First Security Bank banking division
- Closing of transaction is subject to required regulatory approvals, Treasure State shareholder approval, and customary closing conditions
- Targeted closing date in third quarter of 2016

Treasure State Bank (TRSU)

Treasure State Bank
Keep banking simple.

Branch Map


Missoula
Otis St
Rodgers St
Cooley St
N Palmer St
Railroad St W
W Broadway St
Great Northern Ave
N Reserve St
N Russell St
S Russell St
Defoe St
Phillips St
Cooper St
River Rd
Idaho St
Wyoming St
S 3rd St W
S 4th St W
S 5th St W
10th St W
12th St W
Burlington Ave
Strand Ave
Short St
Tina Ave
Cleveland St
Stephens Ave
Woodford St
S Higgins Ave
Hilda Ave
Arthur Ave
Campus Dr
TRSU
branch location

Treasure State Bank Financial Overview (12/31/2015)

($000s)	
Total Assets	71,131
Gross Loans	53,174
Total Deposits	57,746
Noninterest-Bearing Deposits	9,942
Total Equity	9,513
Tangible Equity	9,513
LTM Net Income (12/31/2015)	450
Non-Performing Assets/ Total Assets[1]	2.68%
Non-Accrual Loans / Gross Loans	1.80%
Loan Loss Reserve / Gross Loans	2.02%
Loans / Deposits	92.1%
Year Established	2007
# of Employees (FTE)	18
# of Branches	1

- Founded in 2007; headquartered in Missoula, Montana
- Well-managed and respected community bank, with strong growth and increasing recognition
- Regional economy tied to tourism, healthcare, government, and agriculture
- 45% of loans in CRE; 24% in 1-4 Family; 16% in C&I
  - 54% of CRE is owner-occupied
- Loan to deposit ratio of 92.1%
- Total loan growth of 10% in 2015
- Sound and improving asset quality
  - NPAs to Assets[1] of 2.68%
  - Total NPLs/Loans of 1.80%
  - LLR/Loans of 2.02%

Source: Company Management & SNL Financial, call report data as of 12/31/2015
(1) NPAs include non-accrual loans, loans 90 days+ past due, and OREO

Strategic Rationale

- **Glacier adds a growing bank in the Missoula, MT market**
  - Increases Glacier's presence in Missoula County – pro forma deposits reaching approximately $832 million and loans $762 million

- **Visible branch location that is additive to Glacier's footprint**
  - Situated in a visible high-traffic location just off Reserve St; room to expand in existing building
  - Offers additional convenience for existing GBCI customers and enhance overall market presence

- **Missoula County is the second largest in Montana by population and is expected to grow 4.0% from 2016-2021**

- **Enhanced loan growth opportunities**



TRSU branch location
Glacier branch location
Missoula
Orchard Homes
Mullan Rd
N Reserve St
Great Northern Ave
N Palmer St
Otis St
Rodgers St
Cooley St
Defoe St
Phillips St
Cooper St
W Pine St
River Rd
Idaho St
Wyoming St
S 3rd St W
S 5th St W
S 4th St W
S 6th St W
S 6th St E
S 8th St W
S 10th St W
S 12th St W
S 14th St W
Burlington Ave
Kensington Ave
W Kent Ave
South Ave W
Evans Ave
Woodworth Ave
E Central Ave
Benton Ave
Mary Ave
Missoula Rd

- **Diversified regional economy tied to tourism, healthcare, government, and agriculture**

- **Opportunity to better serve customers and grow through Glacier's expanded service offerings and higher lending limits**

Source: SNL Financial , Nielsen

Financial Benefits

- Glacier adds a $53 million and growing loan portfolio in a market area that is important to Glacier
- Glacier adds $53 million in core deposits
- Positive asset quality trends, with notable improvements over the past few years
- Opportunity to drive earnings growth through repurchased participations and cost efficiencies
- No Tangible Book Value per share dilution
- Glacier anticipates immediate EPS accretion of 0.4%[1] on a small transaction
  - Recent positive trends in earnings and market momentum should drive continued growth
  - 20% + implied IRR

(1) Excluding one-time transaction costs and assuming 100% realization of estimated cost-saves in 2017

Key Deal Terms and Assumptions

Transaction Value[(1)]:	$12.9 million
Stock/Cash Mix[(1)]:	72% stock (353,413 shares) 28% cash ($3.56 million)
Structure:	Fixed shares
Collars:	$19.00 to $27.05 (with double trigger below $19.99)
Fair Value Marks:	
Loan Discount:	2.02%
OREO Discount:	None
Fixed Asset Writedown:	None
Core Deposit Intangible:	1.5%
Combined Transaction / Conversion Costs[(2)]:	$1.6 million
Estimated Year One Cost-Saves[(3)]:	$0.7 million, with 100% realization in 2017

(1) *Based on recent GBCI share price of $26.50*
(2) *Including employment and benefits plan costs, data processing conversion costs and penalties, and combined professional and advisory fees.*
(3) *Includes only specific itemized cost-saves that parties have identified for reduction or elimination following closing of the transaction.*

Transaction Multiples

Price / Tangible Book (12/31/15):	136.1%
Price / Earnings:	
LTM Earnings (12/31/15)[(1)]:	28.8x
Budgeted 2016 Earnings[(2)]:	22.0x
Est. Pro Forma Year 1 After-Tax Earnings (incl. cost-saves and synergies)[(3)]:	11.4x
Tangible Book Value Per Share Dilution:	None
Expected 2017 EPS Accretion - Year 1:	0.4%
Implied IRR:	20% +

(1) Calculated last twelve months' earnings based on 12/31/2015 data
(2) Based on TRSU 2016 budget
(3) Estimated 2017 earnings plus cost-saves (100% realized)

Concluding Observations

- Treasure State Bank acquisition continues Glacier's tradition of adding high-quality regional banks that fit the Glacier community banking model
- Unique opportunity for an attractive in-market expansion in Glacier's core historical footprint
- Missoula, MT is an attractive growth market
- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's disciplined approach to acquisitions
- Treasure State's staff provides Glacier with additional lending talent, deep market knowledge, and strong customer relationships
- Under the Glacier structure, Treasure State's employees will be able to focus even greater attention on customers and community
  - With Glacier providing regulatory, operational, and financial support
- Transaction stands to enhance GBCI's long-term track record of creating shareholder value